UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑ Filed by the Registrant
☐ Filed by a party other than the Registrant
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

Omnicom Group Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! OMNICOM GROUP INC. 2026 Annual Meeting Vote by May 4, 2026 11:59 PM ET. For shares held in an Omnicom employee plan, vote by April 30, 2026 11:59 PM ET. OMNICOM GROUP INC. 280 PARK AVENUE NEW YORK, NY 10017 V89143-P48355 You invested in OMNICOM GROUP INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 5, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/OMC2026 Vote Virtually at the Meeting* May 5, 2026 10:00 a.m., Eastern Time *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to view the proxy materials and vote on these important matters. Board Recommends Voting Items 1. Election of Directors. Nominees: 1a. John D. Wren For 1b. Mary C. Choksi For 1c. Leonard S. Coleman, Jr. For 1d. Mark D. Gerstein For 1e. Ronnie S. Hawkins For 1f. Deborah J. Kissire For 1g. Philippe Krakowsky For 1h. Gracia C. Martore For 1i. Patrick Q. Moore For 1j. Patricia Salas Pineda For 1k. Linda Johnson Rice For 1l. Cassandra Santos For 1m. Valerie M. Williams For 1n. E. Lee Wyatt Jr. For 2. Advisory resolution to approve executive compensation. For 3. Ratification of the appointment of KPMG LLP as the Company’s independent auditors for the 2026 fiscal year. For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V89144-P48355